                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 31, 2001
                                                          --------

                                VerticalNet, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


             Pennsylvania                             000-25269                             23-2815834
---------------------------------------- ------------------------------------- -------------------------------------
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                         File Number)                      Identification No.)

700 Dresher Road, Horsham, PA                                                                              19044
------------------------------------------------------------------------------ -------------------------------------
(Address of principal executive offices)                                                                  Zip Code



Registrant's telephone, including area code: 215-328-6100
                                             ------------


         (Former name and former address, if changed since last report)
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 31, 2001, the Registrant completed its previously announced sale of NECX.com LLC ("NECX"), a wholly-owned subsidiary of the Registrant, to Converge, Inc., an independent marketplace formerly known as eHITEX that serves the high-tech supply-chain community ("Converge").

         Under the Membership Interest Purchase Agreement, dated as of
December 19, 2000, by and among Converge, NECX and the Registrant, as amended by Amendment No. 1 to Membership Interest Purchase Agreement, dated January 31, 2001, by and among Converge, NECX, the Registrant and Converge International Ltd., an international business company incorporated in the British Virgin Islands and a wholly-owned subsidiary of Converge (the "Purchase Agreement"), NECX transferred certain foreign intellectual property assets to Converge International Ltd. and, immediately thereafter, the Registrant assigned all of its membership interests in NECX to Converge. In consideration for these transactions, the Registrant received 10,371,319 shares of Converge's Series B convertible preferred stock and 1,094,751 shares of Converge's non-voting common stock. In addition, the Purchase Agreement provided for the Registrant to receive $60 million of cash at closing, subject to adjustment based on a comparison of NECX's net worth and working capital as of October 31, 2000 and as of the closing date. Based on a preliminary calculation of NECX's closing date net worth and working capital, at closing the Registrant paid $6.5 million of cash to Converge due to the Registrant's retention of cash through intercompany accounts and NECX's results of operations between October 31, 2000 and the closing date. This cash payment is subject to further adjustment based on a final calculation of NECX's closing date net worth and working capital following a post-closing audit.

         Converge has agreed to increase the size of its board of directors to at least seven members by June 19, 2001, after which time the Registrant shall have the right to nominate its chief executive officer (or another executive officer reasonably satisfactory to Converge) to serve as a director of Converge.

         The Registrant and its wholly-owned subsidiary, VerticalNet Solutions LLC, have previously entered into a separate three-year software licensing and professional services agreement with Converge.

         Copies of the amendment to the Purchase Agreement and the press release issued by the Registrant on February 1, 2001 concerning the sale of NECX are attached hereto as Exhibits 2.2 and 99.1, respectively. A copy of the Purchase Agreement was previously filed on January 17, 2001 as Exhibit 2.1 to the Registrant's report on Form 8-K, dated December 19, 2000, and is incorporated herein by reference.


ITEM 5.  OTHER EVENTS

         On January 22, 2001, the Registrant completed its previously announced sale of $15 million of the Registrant's common stock to Sumitomo Corporation.

         A copy of the press release issued by the Registrant on February 1, 2001 concerning the closing of the aforementioned transaction is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      None

         (b)      Pro Forma Financial Information.

                           Basis of Presentation
                           Unaudited Pro Forma Condensed Consolidated Balance
                             Sheet
                           Unaudited Pro Forma Consolidated Statement of
                             Operations
                           Notes to Unaudited Pro Forma Condensed Consolidated
                             Financial Statements

         (c)      Exhibits.

                   2.1 Membership Interest Purchase Agreement, dated as of December 19, 2000, by and among Converge, Inc., NECX.com LLC and VerticalNet, Inc.(1)

                   2.2 Amendment No. 1 to Membership Interest Purchase Agreement, dated January 31, 2001, by and among Converge, Inc., NECX.com LLC, VerticalNet, Inc. and Converge International Ltd.

                  99.1     Press Release dated February 1, 2001

---------------

(1) Filed on January 17, 2001 as an exhibit to the Registrant's report on Form 8-K, dated December 19, 2000.

                                VERTICALNET, INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION

         The accompanying unaudited pro forma condensed consolidated balance sheet of VerticalNet, Inc. ("VerticalNet" or the "Company") as of September 30, 2000 and the related unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2000 give effect to the sale of NECX.com LLC ("NECX"), as if the transaction had occurred as of September 30, 2000, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2000, in the case of the unaudited pro forma consolidated statement of operations.

         The sale of NECX will be treated as a nonmonetary exchange pursuant to the guidance in Accounting Principles Board Opinion No. 29, "Accounting for Nonmonetary Transactions," and EITF Issue 00-05, "Determining Whether a Nonmonetary Transaction is an Exchange of Similar Productive Assets." Accordingly, the Company will use the fair value of NECX, as determined by an independent appraisal, to record its investment in Converge and will use this amount as consideration in determining the loss on the disposition. The investment in Converge will be accounted for under the cost method of accounting for investments under the guidance in Accounting Principles Board Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock."

         A pro forma consolidated statement of operations for the year ended December 31, 1999 has not been presented because NECX was acquired in December 1999 and the pro forma impact is immaterial.

         The unaudited pro forma condensed consolidated balance sheet also gives effect to the January 22, 2001 purchase of $15.0 million of the Company's common stock by Sumitomo Corporation.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the management of the Company and should be read in conjunction with the Company's historical consolidated financial statements, which have been previously filed in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000.

         The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been if the transactions had occurred on the dates assumed, nor is it indicative of the Company's future consolidated results of operations or consolidated financial position.

                                VERTICALNET, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2000


                                                                               VERTICALNET    PRO FORMA ADJUSTMENTS (1)
                                                                               -----------    --------------------------
                                                                                          Dollars in thousands

Assets
Current assets:
    Cash and cash equivalents                                                   $   87,580           $ (11,804)(a)
    Short-term investments                                                          36,928                  --
    Accounts receivable, net of allowance for doubtful accounts                     50,133             (27,406)(a)
    Inventory                                                                       22,023             (20,374)(a)
    Prepaid expenses and other assets                                               43,568              (1,870)(a)
                                                                                ----------           ---------
          Total current assets                                                     240,232             (61,454)
                                                                                ----------           ---------
Property and equipment, net                                                         48,998             (17,712)(a)
Goodwill and other intangibles, net of accumulated amortization                    658,968            (219,496)(a)
Long-term investments                                                               81,264              (9,446)(a)
Other assets                                                                        54,225             215,000 (b)
                                                                                ----------           ---------
          Total assets                                                          $1,083,687           $ (93,108)
                                                                                ==========           =========

Liabilities and Shareholders' Equity
Current liabilities:
    Accounts payable and accrued expenses                                       $   45,937           $ (21,115)(a)
                                                                                                         6,000 (c)
    Deferred revenues                                                               57,181                  --
    Other current liabilities                                                        4,908                  --
                                                                                ----------           ---------
          Total current liabilities                                                108,026             (15,115)
                                                                                ----------           ---------
Long-term debt, net of current portion                                               1,322                  --
Other long-term liabilities                                                         52,398                  --
Convertible subordinated notes                                                      21,705                  --
                                                                                ----------           ---------
          Total liabilities                                                        183,451             (15,115)
                                                                                ----------           ---------

Shareholders' equity                                                               900,236             (77,993)(d)
                                                                                ----------           ---------
          Total liabilities and shareholders' equity                            $1,083,687           $ (93,108)
                                                                                ==========           =========


                                                                        PRO FORMA                                      ADJUSTED
                                                                          TOTAL       SUMITOMO TRANSACTION (2)           TOTAL
                                                                          -----       ------------------------           -----
                                                                                           Dollars in thousands
Assets
Current assets:
    Cash and cash equivalents                                           $ 75,776               $15,000                $   90,776
    Short-term investments                                                36,928                    --                    36,928
    Accounts receivable, net of allowance for doubtful accounts           22,727                    --                    22,727
    Inventory                                                              1,649                    --                     1,649
    Prepaid expenses and other assets                                     41,698                    --                    41,698
                                                                        --------               -------                ----------
          Total current assets                                           178,778                15,000                   193,778
                                                                        --------               -------                ----------
Property and equipment, net                                               31,286                    --                    31,286
Goodwill and other intangibles, net of accumulated amortization          439,472                    --                   439,472
Long-term investments                                                     71,818                    --                    71,818
Other assets                                                             269,225                    --                   269,225
                                                                        --------               -------                ----------
          Total assets                                                  $990,579               $15,000                $1,005,579
                                                                        ========               =======                ==========

Liabilities and Shareholders' Equity
Current liabilities:
    Accounts payable and accrued expenses                               $ 30,822               $    --                $   30,822

    Deferred revenues                                                     57,181                    --                    57,181
    Other current liabilities                                              4,908                    --                     4,908
                                                                        --------               -------                ----------
          Total current liabilities                                       92,911                    --                    92,911
                                                                        --------               -------                ----------
Long-term debt, net of current portion                                     1,322                    --                     1,322
Other long-term liabilities                                               52,398                    --                    52,398
Convertible subordinated notes                                            21,705                    --                    21,705
                                                                        --------               -------                ----------
          Total liabilities                                              168,336                    --                   168,336
                                                                        --------               -------                ----------

Shareholders' equity                                                     822,243                15,000                   837,243
                                                                        --------               -------                ----------
          Total liabilities and shareholders' equity                    $990,579               $15,000                $1,005,579
                                                                        ========               =======                ==========




        The accompanying notes are an integral part of these statements.

                                VERTICALNET, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000



                                                                                        PRO FORMA          PRO FORMA
                                                               VERTICALNET             ADJUSTMENTS           TOTAL
                                                               -----------             -----------           -----
                                                                               Dollars in Thousands

REVENUES
Exchange transaction sales                                      $ 496,770            $(496,770) (e)        $      --
Cost of exchange transaction sales                                413,791             (413,791) (e)               --
                                                                ---------            ---------             ---------
   Net exchange revenues                                           82,979              (82,979)                   --

Advertising and e-commerce revenues                                71,763                   --                71,763
                                                                ---------            ---------             ---------
   Combined revenues                                              154,742              (82,979)               71,763

OTHER COSTS AND EXPENSES:

   Editorial and operational                                       28,801                   --                28,801
   Product development                                             22,100                   --                22,100
   Sales and marketing                                             93,770              (38,937) (e)           54,833
   General and administrative                                      61,556              (24,561) (e)           36,995
   In-process research and development charge                      10,000                   --                10,000
   Amortization of goodwill and other intangibles                 125,567              (27,818) (e)           97,749
                                                                ---------            ---------             ---------
        Operating loss                                           (187,052)               8,337              (178,715)
                                                                ---------            ---------             ---------

Other income, net                                                  68,954                 (868) (e)           68,086
                                                                ---------            ---------             ---------
Net loss                                                         (118,098)               7,469              (110,629)

Preferred dividends                                                (2,972)                  --             $  (2,972)
                                                                ---------            ---------             ---------

Loss attributable to common shareholders                        $(121,070)           $   7,469             $(113,601)
                                                                ---------            ---------             ---------


Basic and diluted net loss per common share                     $   (1.49)                                 $   (1.39)
                                                                =========                                  =========
Weighted average common shares outstanding
    used in basic and diluted  per share calculation               81,508                                     81,508
                                                                =========                                  =========





        The accompanying notes are an integral part of these statements.

                                VERTICALNET, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

1. On January 31, 2001, VerticalNet completed the sale of NECX to Converge pursuant to the Membership Interest Purchase Agreement dated December 19, 2000, as amended on January 31, 2001. VerticalNet will account for NECX as a discontinued operation. In consideration for the transaction, VerticalNet received an equity interest in Converge comprised of 10,371,319 shares of Series B convertible preferred stock and 1,094,751 shares of non-voting common stock. VerticalNet was also entitled to receive $60 million of cash at closing, subject to adjustment based on a comparison of NECX's net worth and working capital as of October 31, 2000 and as of the closing date. Based on a preliminary calculation on the closing date, VerticalNet paid $6.5 million of cash to Converge. This cash payment is subject to further adjustment based on a final calculation of NECX's closing date net worth and working capital following a post-closing audit. This cash adjustment has not been included in the September 30, 2000 pro forma condensed consolidated balance sheet since the calculation takes into consideration changes in NECX's net worth and working capital subsequent to October 31, 2000.

         Pro forma adjustments to the unaudited condensed consolidated balance sheet:

            (a)   To record the sale of NECX.

            (b) To record the fair value of VerticalNet's interest in Converge.

            (c)   To record the estimated costs of the transaction.

            (d) To record the estimated pro forma loss on the disposal of NECX as of September 30, 2000, calculated as follows:

                           Investment in Converge                $ 215,000
                           Net assets of NECX                     (286,993)
                           Estimated transaction costs              (6,000)
                                                                 ---------
                           Loss on disposition                   $ (77,993)
                                                                 =========

         Pro forma adjustments to the unaudited consolidated statement of operations:

            (e) To record the elimination of NECX's activity for the nine months ended September 30, 2000.

         A loss on the disposal of NECX has not been included in the pro forma consolidated financial statements. However, as of the January 31, 2001 closing date, the estimated loss on disposition is approximately $74.0 million. The estimated loss is subject to final post-closing adjustments.

2. On January 22, 2001, VerticalNet completed its previously announced sale of $15.0 million of VerticalNet's common stock to Sumitomo Corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VERTICALNET, INC.

Date:    February 15, 2001         By:  /s/  Gene S. Godick
                                        -------------------
                                        Name:   Gene S. Godick
                                        Title:  Executive Vice President & Chief
                                                Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibit
-----------                ----------------------


    2.1 Membership Interest Purchase Agreement, dated as of December 19, 2000, by and among Converge, Inc., NECX.com LLC and VerticalNet, Inc.(1)

    2.2 Amendment No. 1 to Membership Interest Purchase Agreement, dated January 31, 2001, by and among Converge, Inc., NECX.com LLC, VerticalNet, Inc. and Converge International Ltd.

   99.1                    Press Release dated February 1, 2001

---------------

(1) Filed on January 17, 2001 as an exhibit to the Registrant's report on Form 8-K, dated December 19, 2000.